THE ALLIANCEBERNSTEIN PORTFOLIOS:


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                        (collectively, the "Strategies")

--------------------------------------------------------------------------------

                    c/o Alliance Global Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 31, 2004

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategies' current prospectus offering Class A shares, Class B shares, Class C shares, Class R shares and Advisor Class shares dated December 31, 2004, as revised or supplemented from time to time (the "Prospectus"), and with the current prospectus of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy offering Class K shares and Class I shares, as revised or supplemented from time to time (the "Retirement Class Prospectus"). Financial statements for the AllianceBernstein Tax-Managed Balanced Wealth Strategy (formerly the Alliance Growth Investors Fund) and the AllianceBernstein Tax-Managed Wealth Preservation Strategy (formerly the Alliance Conservative Investors Fund) (collectively, the "Existing Strategies") and for the AllianceBernstein Tax-Managed Wealth Appreciation Strategy for the fiscal year ended August 31, 2004 are included in such Strategies' annual report to shareholders and are incorporated into this SAI by reference. Financial statements for the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Preservation Strategy (collectively with the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the "New Strategies") for the period from September 2, 2003 to August 31, 2004 are included in such Strategies' annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus, Retirement Class Prospectus and annual reports may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS





INVESTMENT POLICIES AND PRACTICES                                          3

INVESTMENT RESTRICTIONS                                                    23

MANAGEMENT OF THE STRATEGIES                                               25

STRATEGY TRANSACTIONS                                                      38

EXPENSES OF THE STRATEGIES                                                 42

PURCHASE OF SHARES                                                         53

REDEMPTION AND REPURCHASE OF SHARES                                        78

SHAREHOLDER SERVICES                                                       80

NET ASSET VALUE                                                            83

DIVIDENDS, DISTRIBUTIONS AND TAXES                                         86

GENERAL INFORMATION                                                        95

FINANCIAL STATEMENTS                                                       111

APPENDIX A - Corporate Bond Ratings                                        A-1

APPENDIX B - Policies and Procedures for Voting Proxies                    B-1


          SM: This is a service mark used under license from the owner.

--------------------------------------------------------------------------------

                        INVESTMENT POLICIES AND PRACTICES

--------------------------------------------------------------------------------

         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy (formerly Alliance Growth Investors Fund), AllianceBernstein Tax-Managed Wealth Preservation Strategy (formerly Alliance Conservative Investors Fund), AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy, each a series of The AllianceBernstein Portfolios (the "Trust"). The Trust is a diversified, open-end investment company. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust may not change this policy without a shareholder vote. Class R shares, Class K shares and Class I shares are available only for AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy.

STRIPPED MORTGAGE-RELATED SECURITIES

         Each Strategy may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Strategy may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Each Strategy may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. ("Alliance" or the "Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Strategies may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Strategy contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Strategies may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Strategies may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Strategies may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         Each Strategy may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Strategy intends to buy are denominated, when the Strategy holds cash or short-term investments). For position hedging purposes, each Strategy may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Strategies may also purchase or sell foreign currency on a spot basis.

         A Strategy's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Strategy.

REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Strategies' Prospectus are agreements by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Strategies the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Strategies would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Strategies may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

NON-PUBLICLY TRADED SECURITIES

         The Strategies may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Strategy may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN WHICH THE STRATEGIES MAY
INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch").

ASSET-BACKED SECURITIES

         The Strategies may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Strategies intend to conduct their operations in a manner consistent with this view; therefore, the Strategies generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Strategies currently invests directly in portfolio securities, but may also, with the approval of the Strategies' Trustees and upon obtaining such exemptive relief from the SEC as may be necessary, invest in shares of one or more other investment companies advised by Alliance that, in turn, invest directly in portfolio securities. If the Strategies' Trustees approve investments by the Strategies in other investment companies advised by Alliance, no shareholder approval would be required. Investing in shares of other investment companies advised by Alliance involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including advisory fees and other operating expenses. The Strategies would invest in other investment companies advised by Alliance only if Alliance were to determine that such additional expenses would likely be outweighed by the benefits of such investments relative to direct investments in portfolio securities, such as increased diversification and reduced transaction costs.

LENDING OF SECURITIES

         The Strategies may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Strategy would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Strategy would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Strategy would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. At the time any such loan is made, the value of the securities loaned will not exceed 25% of an Existing Strategy's total assets, and will not exceed 33 1/3% of a New Strategy's total assets.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         Each Strategy may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Strategy anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Strategy purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Strategy is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Strategy's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         A Strategy will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Strategy may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

         Although neither of the Strategies intends to make such purchases for speculative purposes and each Strategy intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation).

OPTIONS

         OPTIONS ON SECURITIES. Each Strategy may write and purchase call and put options on securities. Each Strategy intends to write only covered options. This means that so long as a Strategy is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Strategy might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Strategy will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Strategy to write another call option on the underlying security with a different exercise price or expiration date or both, or in the case of a written put option will permit a Strategy to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Strategy to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Strategy, provided that another option on such securities is not written. If a Strategy desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Strategy will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Strategy is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Strategy is more than the premium paid for the original purchase. Conversely, a Strategy will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

         A Strategy may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Strategy determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Strategy's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Strategy's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Strategy's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Strategy may elect to close the position or retain the option until it is exercised, at which time the Strategy will be required to take delivery of the security at the exercise price; the Strategy's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

         Each of the Strategies may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Strategies may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Strategy may purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

         Each Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         OPTIONS ON SECURITIES INDEXES. Each Strategy may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Strategy is obligated as the writer of the call option, the Strategy holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Strategy are based. A put option on a securities index written by a Strategy will be considered covered if, so long as it is obligated as the writer of the put option, the Strategy maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         A Strategy may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Strategy will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.

         The purchase of call options on securities indexes may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. Each Strategy may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

         Each Strategy may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Strategies could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Strategies may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Strategies may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities which the Strategy intends to purchase may be less expensive.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Each Strategy may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Strategies intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Strategy seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Strategy may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Strategy intends to acquire. A Strategy also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Strategies may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Strategy has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Strategy will segregate and mark to market liquid assets in an amount at least equal to the Strategy's obligations under any Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES

         Each Strategy may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Each Strategy may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Strategy also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

         RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A STRATEGY'S PORTFOLIO. The Strategies' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Strategies are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Strategy in connection with such transactions.

         If a Strategy purchases futures or options in order to hedge against a possible increase in the price of securities before the Strategy is able to invest its cash in such securities, the Strategy faces the risk that the market may instead decline. If the Strategy does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Strategy may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or Futures Contract, a Strategy also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Strategy writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Strategy may not be fully covered. As a result, the Strategy could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Strategy's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Strategy's portfolio. When a Strategy writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Strategy will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Strategy will incur a loss which may only be partially offset by the amount of the premium the Strategy receives. Moreover, by writing an option, a Strategy may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Strategy's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Strategy incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Strategy with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Strategy may have an option exercised against it regardless of whether the price of the security increases or decreases.

         If any of the foregoing adverse market events occurs, a Strategy's overall return may be lower than if it had not engaged in the transactions described above.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by a Strategy, and the Strategy could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Strategy has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Strategies' ability to hedge their portfolios effectively, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Strategies will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Strategy has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Strategy for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Strategy only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Strategy's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Strategy might pay more to repurchase the option contract than the Strategy would pay to close out a similar exchange-traded option.

         MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Strategies purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Strategy or decreases in the prices of securities the Strategy intends to acquire. When a Strategy writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Strategy to greater risk.

         TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Strategy assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Each Strategy is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Strategies from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Strategies in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Strategy could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Strategies are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         Under CFTC regulations in existence at the time of the adoption of the policy, neither of the Existing Strategies will enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Strategy's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by an Existing Strategy, limit the Existing Strategy's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of an Existing Strategy to enter into desired transactions in other options or futures contracts.

         To the extent required by applicable law, if a New Strategy enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for "bona fide" hedging purposes, the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the New Strategy's investments, after taking into account unrealized profits and unrealized losses on any contracts the New Strategy has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a New Strategy's assets that are at risk in futures contracts, options on futures contracts and currency options.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Strategies' ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when a Strategy enters into transactions in Futures Contracts and options on Futures Contracts, that Strategy is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, an Existing Strategy may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Existing Strategy's total assets. Each Strategy has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Strategy's total assets. Moreover, a Strategy will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by a Strategy from its hedging activities will be treated as capital gains and, if not offset by net realized capital losses incurred by a Strategy, will be distributed to shareholders in taxable distributions. Although a gain from such transactions may hedge against a decline in the value of a Strategy's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         No Strategy will "over-hedge," that is, a Strategy will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Strategy's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Strategy will be able to use these instruments effectively for the purposes set forth above.

         The Strategies' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Strategy's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in returns of capital distributions, and in some circumstances, distributions in excess of a Strategy's book income may be required to be made in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The foregoing discussion relates to each Strategy's proposed use of Futures Contracts, Forward Contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Strategy may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

         Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the investment policies of each Strategy set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

         Each Strategy has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Strategy's outstanding voting securities. The terms "Shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and SAI mean the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

EXISTING STRATEGIES

         Neither of the Tax-Managed Balanced Wealth Strategy or the Tax-Managed Wealth Preservation Strategy will:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Strategy may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Strategy may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940
Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention for either Strategy to issue senior securities except as set forth in paragraph 1 above.)

         Neither Existing Strategy may: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Strategy's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

         It is also a fundamental policy of each Existing Strategy that it may purchase and sell futures contracts and related options.

NEW STRATEGIES

         Each of the Wealth Appreciation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy may not:

         (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

         (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (4) Invest in companies for the purpose of exercising control;

         (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Strategy may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing);
or (c) act as an underwriter of securities, except that a Strategy may acquire restricted securities under circumstances in which, if such securities were sold, that Strategy might be deemed to be an underwriter for purposes of the Securities Act; or

         (6) (a) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities, repurchase agreements relating thereto, and securities of other investment companies), although up to 25% of a Strategy's total assets may be invested without regard to this restriction; or (b) invest more than 25% or more of its total assets in the securities of any one industry.

         Whenever any investment restriction states a maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

THE ADVISER

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board of Trustees (see "Management of the Strategies" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2004, totaling approximately $487 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

         As of September 30, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September

30, 2004, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

         AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

         Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

ADVISORY AGREEMENT AND EXPENSES

         The Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervision of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

         The Adviser is compensated for its services at the following annual rates applicable to the average daily net asset value of each Strategy:


                         STRATEGY                                             ANNUAL PERCENTAGE RATE
                         --------                                             ----------------------
AllianceBernstein Wealth Appreciation Strategy               0.65% of the first $2.5 billion
                                                             0.55% of the excess over $2.5 billion up to $5 billion
                                                             0.50% of the excess over $5 billion

AllianceBernstein Balanced Wealth Strategy                   0.55% of the first $2.5 billion
                                                             0.45% of the excess over $2.5 billion up to $5 billion
                                                             0.40% of the excess over $5 billion

AllianceBernstein Wealth Preservation Strategy               0.55% of the first $2.5 billion
                                                             0.45% of the excess over $2.5 billion up to $5 billion
                                                             0.40% of the excess over $5 billion



                         STRATEGY                                             ANNUAL PERCENTAGE RATE
                         --------                                             ----------------------
AllianceBernstein Tax-Managed Wealth Appreciation Strategy   0.55% of the first $2.5 billion
                                                             0.45% of the excess over $2.5 billion up to $5 billion
                                                             0.40% of the excess over $5 billion

AllianceBernstein Tax-Managed Balanced Wealth Strategy       0.55% of the first $2.5 billion
                                                             0.45% of the excess over $2.5 billion up to $5 billion
                                                             0.40% of the excess over $5 billion

AllianceBernstein Tax-Managed Wealth Preservation Strategy   0.55% of the first $2.5 billion
                                                             0.45% of the excess over $2.5 billion up to $5 billion
                                                             0.40% of the excess over $5 billion


         The Adviser has contractually agreed to waive its fees and bear certain expenses in respect of each of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy so that total expenses do not exceed on an annual basis 1.50% for Class A shares, 2.20% for Class B and Class C shares, 1.20% for Advisor Class shares and, in the case of AllianceBernstein Wealth Appreciation Strategy only, 1.70% for Class R shares, and in respect of each of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy so that total expenses do not exceed on an annual basis 1.20% for Class A shares, 1.90% for Class B and Class C shares, 0.90% for Advisor Class shares and, in the case of AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy only, 1.40% for Class R shares. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees for AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy to 0.65% of the first $2.5 billion, 0.55% of the excess over $2.5 billion up to $5 billion and 0.50% of the excess over $5 billion and for AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of each Strategy's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to those amounts.

         During the fiscal year ended August 31, 2004, the Adviser earned $778,029 in management fees from the AllianceBernstein Tax-Managed Wealth Preservation Strategy ($475,745 of which was waived) and $989,778 from the AllianceBernstein Tax-Managed Balanced Wealth Strategy ($623,806 of which was waived). During the period September 2, 2003 through August 31, 2004, the Adviser earned $401,841 from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy ($367,176 of which was waived), $696,291 from the AllianceBernstein Wealth Preservation Strategy ($630,525 of which was waived), $1,476,741 from the AllianceBernstein Balanced Wealth Strategy ($826,362 of which was waived) and $1,237,739 from the AllianceBernstein Wealth Appreciation Strategy ($662,311 of which was waived). During the period May 1, 2003 through August 31, 2003, the Adviser earned $239,530 in management fees from the Alliance Bernstein Tax-Managed Wealth Preservation Strategy ($90,491 of which was waived) and $212,358 from the AllianceBernstein Tax-Managed

Balanced Wealth Strategy. During the fiscal year ended April 30, 2003, the Adviser earned $621,442 in management fees from the Tax-Managed Wealth Preservation Strategy ($257,621 of which was waived) and $677,258 from the Tax-Managed Balanced Wealth Strategy.

         The Advisory Agreement provides that it will continue in effect only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Strategy, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, the continuance of the Advisory Agreement with respect to the Existing Strategies for an additional annual period was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at their regular meeting held on June 15-17, 2004. The Advisory Agreement will expire, with respect to the New Strategies, on September 2, 2005.

         Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "Alliance" in the names of the Trust and each Strategy, and if Alliance should cease to be the investment manager of any Strategy, the Trust and such Strategy may be required to change their names to delete the word "Alliance" from their names.

         The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia

Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap
Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Trust, The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and ACM Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

TRUSTEE INFORMATION

         The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.


   NAME, ADDRESS AND DATE OF       PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN FUND        OTHER TRUSTEESHIPS AND
       BIRTH OF TRUSTEE              DURING PAST 5 YEARS         COMPLEX OVERSEEN BY         DIRECTORSHIPS HELD BY
        (YEAR ELECTED*)                                                TRUSTEE                      TRUSTEE

                                                              INTERESTED TRUSTEE
                                                              ------------------
Marc O. Mayer**                  Executive Vice President                 66                         None
1345 Avenue of the Americas      of ACMC since 2001; prior
New York, NY 10105               thereto, Chief Executive
10/02/57 (2003)                  Officer of Sanford C.
                                 Bernstein & Co., LLC ("SCB
                                 & Co.") and its
                                 predecessor since prior to
                                 2000.


   NAME, ADDRESS AND DATE OF       PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN FUND        OTHER TRUSTEESHIPS AND
       BIRTH OF TRUSTEE              DURING PAST 5 YEARS         COMPLEX OVERSEEN BY         DIRECTORSHIPS HELD BY
        (YEAR ELECTED*)                                                TRUSTEE                      TRUSTEE

                                                            DISINTERESTED TRUSTEES
                                                            ----------------------
CHAIRMAN OF THE BOARD            Investment adviser and an               113                         None
                                 independent consultant.
William H. Foulk, Jr. #+         Formerly Senior Manager of
2 Sound View Drive               Barrett Associates, Inc.,
Suite 100                        a registered investment
Greenwich, CT 06830              adviser, with which he had
09/07/32 (1998)                  been associated since
                                 prior to 2000. He was
                                 formerly Deputy Comptroller
                                 and Chief Investment Officer
                                 of the State of New York and,
                                 prior thereto, Chief Investment
                                 Officer of the New York Bank
                                 for Savings.

Ruth Block ***#+                 Formerly Executive Vice                  94                         None
500 S.E. Mizner Blvd.            President and Chief
Boca Raton, FL 33432             Insurance Officer of The
11/07/30 (1993)                  Equitable Life Assurance
                                 Society of the United States;
                                 Chairman and Chief Executive
                                 Officer of Evlico; a Director
                                 of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty
                                 chemicals), Tandem Financial
                                 Group and Donaldson, Lufkin &
                                 Jenrette Securities Corporation;
                                 former Governor at Large,
                                 Association of Securities
                                 Dealers, Inc.


   NAME, ADDRESS AND DATE OF       PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN FUND        OTHER TRUSTEESHIPS AND
       BIRTH OF TRUSTEE              DURING PAST 5 YEARS         COMPLEX OVERSEEN BY         DIRECTORSHIPS HELD BY
        (YEAR ELECTED*)                                                TRUSTEE                      TRUSTEE


David H. Dievler #+              Independent Consultant.                  98                         None
P.O. Box 167                     Until December 1994 he was
Spring Lake, NJ 07762            Senior Vice President of
10/23/29 (1999)                  ACMC responsible for
                                 mutual fund administration.
                                 Prior to joining ACMC in 1984,
                                 Chief Financial Officer of
                                 Eberstadt Asset Management
                                 since 1968. Prior to that he
                                 was a Senior Manager at Price
                                 Waterhouse & Co. Member of the
                                 American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin #+                Consultant.  Formerly                    96                         None
P.O. Box 12                      President of Save Venice,
Annandale, NY 12504              Inc. (preservation
02/19/42 (1999)                  organization) from 2001 -
                                 2002; Senior Advisor from
                                 June 1999 - June 2000 and
                                 President of Historic
                                 Hudson Valley from
                                 December 1989 - May 1999
                                 (historic preservation).
                                 Previously, Director of
                                 the National Academy of
                                 Design and during
                                 1988-1992, he was Director
                                 and Chairman of the Audit
                                 Committee of ACMC.

Brenton W. Harries #+            Formerly the President and               7                          None
253 Bell Tower Crossing          Chief Executive Officer of
Poinciana, FL 34759              Global Electronic Markets
04/17/28 (1991)                  Company, Executive Vice
                                 President of McGraw-Hill,
                                 Inc. and President and
                                 Chief Executive Officer of
                                 Standard and Poor's
                                 Corporation.



   NAME, ADDRESS AND DATE OF       PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN FUND        OTHER TRUSTEESHIPS AND
       BIRTH OF TRUSTEE              DURING PAST 5 YEARS         COMPLEX OVERSEEN BY         DIRECTORSHIPS HELD BY
        (YEAR ELECTED*)                                                TRUSTEE                      TRUSTEE


Donald J. Robinson #+            Senior Counsel to the law                95                         None
98 Hell's Peak Road Weston, VT   firm of Orrick, Herrington
05161                            & Sutcliffe LLP since
08/24/34 (1987)                  prior to 2000.  Formerly a
                                 senior partner and a member
                                 of the Executive Committee
                                 of that firm. He was also a
                                 member and Chairman of the
                                 Municipal Securities Rulemaking
                                 Board and a Trustee of the
                                 Museum of the City of New York.



*    There is no stated term of office for the Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block is currently a disinterested trustee. Prior to October 21, 2004 Ms. Block owned 116 American Depository Shares of AXA , which is a controlling person of the Adviser, with a valuation as of December 31, 2003 of $2,396 (constituting less than 0.01% of the American Depository Shares). Ms. Block received these shares over ten years ago as a result of the demutualization of The Equitable Life Assurance Society of the United States. During the time Ms. Block owned these shares, she was an "interested person" of the Adviser under the 1940 Act and would not have been a "disinterested trustee."
#    Member of the Audit Committee.
+    Member of the Governance and Nominating Committee.

         The Trustees of the Trust have two standing committees - an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Strategies' financial reporting process. The Audit Committee met 1 time during the Strategies' most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Trustees. The Governance and Nominating Committee met 2 times during the Strategies' most recently completed fiscal year.

         The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have owned at least 5% of a Strategy's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the Trust will make a public notice specifying the deadline for the submission. The Trust will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Trust may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

         Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Strategy of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

         The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

         The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The

Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

         In approving the most recent annual continuance of, or the initial, Advisory Agreement of each Strategy, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided or to be provided by the Adviser and the reasonableness of the fees charged or to be charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

         The Trustees' evaluation of the quality of the Adviser's services provided or to be provided took into account their overall knowledge of and experience with the Adviser, including that gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year relating to the Existing Strategies. Both short-term and long-term investment performance of each Existing Strategy, as well as senior management's attention to any portfolio management issues, were considered. Each Existing Strategy's current and longer-term performance were compared to its performance benchmark and to that of competitor funds and other funds with similar investment objectives. The Trustees also considered the expense limitation agreements for each Strategy, which set expense caps on overall Strategy expenses and provide for waiver of fees or reimbursement of expenses by the Adviser as needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services provided or to be provided, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Trustees' overall knowledge of and experience with the Adviser, including on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee, relating to the Existing Strategies.

         In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees of each Strategy and overall expense levels of each Existing Strategy to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Strategy as a percentage of assets at different asset levels as well as possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Existing Strategy, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid or to be paid by each Strategy, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to each Strategy, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by each Strategy's securities transactions. In evaluating each Strategy's advisory fees, the Trustees also took into account the demands and complexity of the investment management of each Strategy.

         The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Strategy with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of, or the initial, Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Strategy to continue or approve the Advisory Agreement with respect to each Strategy without modification of its terms, including the fees charged for services thereunder.

         The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                         DOLLAR RANGE OF EQUITY SECURITIES IN     AGGREGATE DOLLAR RANGE OF EQUITY
            NAME OF TRUSTEE                THE STRATEGIES AS OF DECEMBER 31,     SECURITIES IN THE ALLIANCEBERNSTEIN
                                                         2003                   FUND COMPLEX AS OF DECEMBER 31, 2003

Marc O. Mayer                                            None                               over $100,000
Ruth Block                                               None                               over $100,000
David H. Dievler                                         None                               over $100,000
John H. Dobkin                                           None                               over $100,000
William H. Foulk, Jr.                                    None                               over $100,000
Brenton W. Harries                                       None                             $10,001 - $50,000
Donald J. Robinson                                       None                               over $100,000


         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

OFFICER INFORMATION

         Certain information concerning the Strategies' officers is set forth below.



                                              POSITIONS HELD
   NAME, ADDRESS* AND DATE OF BIRTH             WITH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Marc O. Mayer, 10/02/57                  President                  See biography above.



                                              POSITIONS HELD
   NAME, ADDRESS* AND DATE OF BIRTH             WITH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Philip L. Kirstein, 05/29/45             Senior Vice President      Senior Vice President, Independent Compliance
                                         and Independent            Officer - Mutual Funds of ACMC** with which he
                                         Compliance Officer         has been associated since October 2004.  Prior
                                                                    thereto, he was Of Counsel to Kirkpatrick and
                                                                    Lockhart, LLP from October 2003 to October 2004
                                                                    and General Counsel and First Vice President of
                                                                    Merrill Lynch Investment Managers, L.P. since
                                                                    prior to 2000.

Teresa Marziano, 09/01/54                Senior Vice President      Senior Vice President of ACMC** since October
                                                                    2000 and co-Chief Investment Officer of Real
                                                                    Estate Investments since July 2004.  Prior
                                                                    thereto, she was a Senior Analyst of investment
                                                                    research at Sanford C. Bernstein & Co., Inc.
                                                                    ("Bernstein")** since prior to 2000.

Joseph G. Paul, 02/08/60                 Senior Vice President      Senior Vice President of ACMC**, co-Chief
                                                                    Investment Officer of Real Estate Investments
                                                                    since July 2004 and Chief Investment Officer of
                                                                    Small and Mid Capitalization Value Equities
                                                                    since 2002.  He also is Chief Investment Officer
                                                                    of Advanced Value at ACMC** since October 2000,
                                                                    and he held the same position at Bernstein**
                                                                    since prior to 2000.

Thomas  J. Bardong, 04/28/45             Vice President             Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Stephen Beinhacker, 10/11/64             Vice President             Senior President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Michael P. Curcio, 09/30/65              Vice President             Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Robert B. Davidson III, 04/08/61         Vice President             Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Geoffrey Hauck, 05/02/64                 Vice President             Senior President of which he has been associated
                                                                    since prior to 2000.

Seth J. Masters, 06/04/59                Vice President             Executive Vice President of ACMC** and Chief
                                                                    Investment Officer of Style Blend and Core
                                                                    Equity Services and head of U.S. and Global
                                                                    Style Blend teams at ACMC** since October 2000.
                                                                    Prior thereto, he was Chief Investment Officer
                                                                    for Emerging Markets Value at Bernstein** since
                                                                    prior to 2000.

Melanie A. May, 12/19/69                 Vice President             Vice President of ACMC** since 2000.

Jimmy K. Pang, 08/21/73                  Vice President             Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.



                                              POSITIONS HELD
   NAME, ADDRESS* AND DATE OF BIRTH             WITH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Stephen W. Pelensky, 09/08/55            Vice President             Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Jeffrey S. Phlegar, 06/28/66             Vice President             Executive Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Karen Sesin, 02/04/59                    Vice President             Senior Vice President of ACMC**, with which she
                                                                    has been associated since 2000.

Lawrence J. Shaw, 02/09/51               Vice President             Senior Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Christopher M. Toub, 06/15/59            Vice President             Executive Vice President of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Greg J. Wilensky, 04/27/67               Vice President             Vice President of ACMC** and Director of Stable Value
                                                                    Investments, with which he has been associated
                                                                    since prior to 2000.

Mark R. Manley, 10/23/62                 Clerk                      Senior Vice President, Deputy General Counsel and
                                                                    Chief Compliance Officer of ACMC**, with which he has
                                                                    been associated since prior to 2000.

Andrew L. Gangolf, 08/15/54              Assistant Clerk            Senior Vice President and Assistant General
                                                                    Counsel of AllianceBernstein Investment Research
                                                                    and Management, Inc. ("ABIRM")**, with which he
                                                                    has been associated since prior to 2000.

Mark D. Gersten, 10/04/50                Treasurer and Chief        Senior Vice President of Alliance Global
                                         Financial Officer          Investor Serivces, Inc. ("AGIS")** and Vice
                                                                    President of ABIRM**, with which he has been
                                                                    associated since prior to 2000.

Vincent S. Noto, 12/14/64                Controller                 Vice President of AGIS**, with which he has
                                                                    been associated since prior to 2000.


* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

         The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2004, the aggregate compensation paid to each of the Trustees during calendar year 2003 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


     NAME OF TRUSTEE            AGGREGATE          TOTAL COMPENSATION       TOTAL NUMBER OF        TOTAL NUMBER OF
                            COMPENSATION FROM      FROM THE ALLIANCE     INVESTMENT COMPANIES        INVESTMENT
                              THE STRATEGIES         BERNSTEIN FUND         IN THE ALLIANCE       PORTFOLIOS WITHIN
                                                   COMPLEX, INCLUDING       BERNSTEIN FUND          THE ALLIANCE
                                                       THE TRUST          COMPLEX, INCLUDING       BERNSTEIN FUND
                                                                          THE STRATEGIES, AS     COMPLEX, INCLUDING
                                                                         TO WHICH THE TRUSTEE    THE STRATEGIES, AS
                                                                           IS A DIRECTOR OR     TO WHICH THE TRUSTEE
                                                                                TRUSTEE           IS A DIRECTOR OR
                                                                                                       TRUSTEE
Marc O. Mayer                                $0                      $0           38                     66
Ruth Block                              $17,274                $205,550           41                     94
David H. Dievler                        $17,180                $264,400           45                     98
John H. Dobkin                          $17,213                $234,550           43                     96
William H. Foulk, Jr.                   $24,999                $248,650           49                    113
Brenton W. Harries                      $17,999                 $31,000            1                      7
Donald J. Robinson                      $17,245                $205,347           41                     95


         As of December 3, 2004, the Trustees and officers of the Strategies as a group owned less than 1% of the shares of each Strategy.

--------------------------------------------------------------------------------

                              STRATEGY TRANSACTIONS

--------------------------------------------------------------------------------

         Under the general supervision of the Trustees, the Adviser makes each Strategy's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategies, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategies. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Strategies may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Existing Strategies during the fiscal year ended August 31, 2004 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $379,463,769 and, in connection therewith, brokerage commissions of $64,689 (.02%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $423,407,832 and, in connection therewith, brokerage commissions of $141,427 (.03%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the New Strategies during the period September 2, 2003 through August 31, 2004 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $74,898,468 and, in connection therewith, brokerage commissions of $101,909 (.14%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Preservation Strategy, $397,247,687 and, in connection therewith, brokerage commissions of $82,325 (.02%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $616,306,252 and, in connection therewith, brokerage commissions of $380,661 (.06%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Wealth Appreciation Strategy, $315,506,195 and, in connection therewith, brokerage commissions of $399,263 (.13%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Existing Strategies during the period May 1, 2003 through August 31, 2003 were as follows: with respect to the AllianceBernstein Tax-Managed Wealth Preservation Strategy, $15,106,407 and, in connection therewith, brokerage commissions of $3,777 (.03%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $15,550,068 and, in connection therewith, brokerage commissions of $6,673 (.04%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Existing Strategies during the fiscal year ended April 30, 2003 were as follows: with respect to the Alliance Bernstein Tax-Managed Wealth Preservation Strategy, $63,512,370 and, in connection therewith, brokerage commissions of $27,930 (72%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $121,099,724 and, in connection therewith, brokerage commissions of $52,213 (59%) were allocated to persons or firms supplying research information. The New Strategies were not operational prior to September 2, 2003.

         For the fiscal year ended August 31, 2004, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $100,726 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $204,676 in brokerage commissions. For the period September 2, 2003 through August 31, 2004, the

AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $106,648 in brokerage commissions; the AllianceBernstein Wealth Preservation Strategy paid an aggregate of $112,091 in brokerage commissions; the AllianceBernstein Balanced Wealth Strategy paid an aggregate of $450,273 in brokerage commissions; and the AllianceBernstein Wealth Appreciation Strategy paid an aggregate of $451,015 in brokerage commissions. For the period May 1, 2003 through August 31, 2003, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $7,376 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $13,011 in brokerage commissions. For the fiscal year ended April 30, 2003, the AllianceBernstein Tax-Managed Wealth Preservation Strategy paid an aggregate of $70,367 in brokerage commissions; and the AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $175,432 in brokerage commissions. The New Strategies were not operational prior to September 2, 2003.

         The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies. In connection with seeking best price and execution, the Strategies do not consider sales of shares of the Strategies or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

         The Strategies may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., SCB Ltd. or Advest, Inc., affiliates of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co., SCB Ltd. or Advest, Inc. is an affiliate of the Adviser. With respect to orders placed with SCB & Co., SCB Ltd. or Advest, Inc. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Strategies with SCB & Co., SCB Ltd., Advest, Inc. and their affiliates during the fiscal year ended August 31, 2004, the period May 1, 2003 through August 31, 2003, and the fiscal year ended April 30, 2003 are set forth below. The New Strategies were not operational prior to September 2, 2003.

                                                                                                 % OF FUND'S AGGREGATE
                                                                                                    DOLLAR AMOUNT OF
                                                                                                 BROKERAGE TRANSACTIONS
                                                                               % OF FUND'S       INVOLVING THE PAYMENT
                                                              AMOUNT OF         AGGREGATE       OF COMMISSIONS EFFECTED
                                                              BROKERAGE         BROKERAGE          THROUGH AFFILIATED
  PERIOD ENDED                     STRATEGY                  COMMISSIONS       COMMISSIONS              BROKERS

August 31, 2004         AllianceBernstein Tax-Managed            $33,716              33.47%                    32.36%
                        Wealth Preservation Strategy
August 31, 2004         AllianceBernstein Tax-anaged             $66,550              32.51%                    30.91%
                        Balanced Wealth Strategy
August 31, 2004         AllianceBernstein Tax-Managed            $25,995              24.37%                    21.14%
                        Wealth Appreciation Strategy
August 31, 2004         AllianceBernstein Wealth                 $18,970              16.92%                    15.44%
                        Preservation Strategy
August 31, 2004         AllianceBernstein Balanced               $95,143              21.13%                    20.27%
                        Wealth Strategy
August 31, 2004         AllianceBernstein Wealth                 $99,408              22.04%                    20.36%
                        Appreciation  Strategy
August 31, 2003         AllianceBernstein Tax-Managed               $120               1.63%                      .19%
                        Wealth Preservation Strategy
August 31, 2003         AllianceBernstein Tax-Managed                 $0                  0%                        0%
                        Balanced Wealth Strategy
April 30, 2003          AllianceBernstein Tax-Managed             $2,795               3.97%                      .23%
                        Wealth Preservation Strategy
April 30, 2003          AllianceBernstein Tax-Managed             $9,486               5.61%                      .20%
                        Balanced Wealth Strategy



         The annual portfolio turnover rates of the Existing Strategies for the fiscal year ended August 31, 2004, the period May 1, 2003 through August 31, 2003 and the fiscal year ended April 30, 2003 were 173%, 37% and 94% for the AllianceBernstein Tax-Managed Wealth Preservation Strategy and 129%, 20% and 78% for the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively. The annual portfolio turnover rates of the New Strategies for the period September 2, 2003 through August 31, 2003 were 21%, 126%, 59% and 28% for the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively. The New Strategies were not operational prior to September 2, 2003.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

         In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including
(a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each class of each Strategy pays AllianceBernstein Investment Research and Management, Inc. ("ABIRM" or the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and Class C shares and 0.25% of a Strategy's aggregate average daily net assets attributable to the Class K shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Strategies' shares.

         In approving the Plans, the Trustees determined that there was a reasonable likelihood that the Plans would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         Each Plan may be terminated with respect to the class of shares of any Strategy to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Strategy to which the Plan relates requires approval by the affected class of shareholders of that Strategy. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Strategy's Class A, Class B, Class C, Class R and Class K shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

         The Plans will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The most recent continuance of the Plans for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on June 15-17, 2004.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $125,404 and $215,775 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $47,404, $88,663, $255,687 and $134,703 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $37,578 and $45,862 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth

Strategy, respectively, during the period May 1, 2003 through August 31, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $97,032 and $139,147 with respect to the Class A shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $471,073 and $426,943 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $74,206, $172,748, $576,164 and $345,692 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $164,296 and $109,978 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax- Managed Balanced Wealth Strategy, respectively, during the period May 1, 2003 through August 31, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $430,079 and $367,614 with respect to the Class B shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003.

For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $147,305 and $161,014 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $78,421, $182,219, $437,261 and $265,766 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period September 2, 2003 through August 31, 2004. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $29,820 and $20,392 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the period May 1, 2003 through August 31, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $75,070 and $71,571 with respect to the Class C shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003.

         For services rendered by the Principal Underwriter in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $0, $0, $0, $29, $25 and $25 with respect to the Class R shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the period February 17, 2004 through August 31, 2004.

         The Strategies have not adopted any Plan with respect to Advisor Class shares.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R and Advisor Class shares were as follows for the fiscal year or period ended August 31, 2004 (Class R, Class K and Class I shares were not offered during this period):

           ALLIANCE BERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2004


    CATEGORY OF EXPENSE      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    ADVISOR CLASS SHARES
-------------------------------------------------------------------------------------------------------

Advertising/Marketing                 $1,290            $1,303               $71             $568
Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                 $41,670           $55,844           $10,947               $0

Compensation to
Underwriters                        $146,456          $102,652           $28,366          $12,918

Compensation to Dealers             $294,148          $555,351          $233,626           $5,400

Compensation to Sales
Personnel                            $97,218           $35,931           $39,353             $742

Interest, Carrying or
Other Financing Charges                   $0           $43,170            $2,447               $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)                   $288,876          $291,382           $71,411          $19,956

Total                               $869,658        $1,085,633          $386,221          $39,584


             ALLIANCE BERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2004


    CATEGORY OF EXPENSE      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    ADVISOR CLASS SHARES
-------------------------------------------------------------------------------------------------------

Advertising/Marketing                 $1,971              $579              $540             $227

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                 $55,718           $39,001            $8,340              $12

Compensation to
Underwriters                        $177,765           $66,916           $49,178           $9,276

Compensation to Dealers             $373,273        $1,037,196          $286,222           $3,819

Compensation to Sales
Personnel                           $178,689           $68,449           $57,388           $4,987

Interest, Carrying or
Other Financing Charges                   $0           $46,164            $3,556               $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)                   $375,596          $204,952           $79,496          $10,147

Total                             $1,163,012        $1,463,257          $484,720          $28,468


           ALLIANCE BERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
            For the Period September 2, 2003 through August 31, 2004


    CATEGORY OF EXPENSE      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    ADVISOR CLASS SHARES
-------------------------------------------------------------------------------------------------------

Advertising/Marketing                   $904              $582              $584               $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                  $3,496              $521            $1,113           $3,578

Compensation to
Underwriters                        $105,973           $41,899           $57,988          $45,918

Compensation to Dealers             $100,619          $465,203          $151,732          $14,750

Compensation to Sales
Personnel                            $80,994           $30,696           $39,607           $5,510

Interest, Carrying or
Other Financing Charges                   $0           $11,440            $2,314               $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)                   $114,895           $51,207           $59,452          $35,212

Total                               $406,881          $601,548          $312,790         $104,968


                 ALLIANCE BERNSTEIN WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost
            For the Period September 2, 2003 through August 31, 2004


    CATEGORY OF EXPENSE      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   CLASS R SHARES*   ADVISOR CLASS SHARES
------------------------------------------------------------------------------------------------------------------------
Advertising/Marketing                   $885              $717              $586               $0                $0

Printing and Mailing of               $3,798            $2,485            $2,121               $0            $1,421

Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders
Compensation to                     $115,230           $58,795           $72,663               $0           $27,118

Underwriters
Compensation to Dealers             $262,514        $1,186,748          $395,159               $1            $9,051

Compensation to Sales               $155,581           $74,846           $99,525               $0           $14,792

Personnel
Interest, Carrying or                     $0           $26,118            $5,788               $0                $0

Other Financing Charges
Other (includes personnel           $126,649           $68,195           $76,136               $0           $22,452

costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)

Total                               $664,657        $1,417,904          $651,978               $1           $74,834


* Figures shown are for the period February 17, 2004 through August 31, 2004.

                   ALLIANCE BERNSTEIN BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
            For the Period September 2, 2003 through August 31, 2004


    CATEGORY OF EXPENSE      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   CLASS R SHARES*   ADVISOR CLASS SHARES
------------------------------------------------------------------------------------------------------------------------

Printing and Mailing of               $1,306              $648              $727               $0                $0

Advertising/Marketing
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                 $14,412            $7,040            $7,822               $0            $1,105


Compensation to
Underwriters                        $147,286           $82,299           $73,326               $0           $16,750

Compensation to Dealers             $487,149        $3,912,319          $812,039             $132            $5,844

Compensation to Sales
Personnel                           $442,097          $256,557          $207,174               $0           $31,320

Interest, Carrying or
Other Financing Charges                   $0           $88,159           $12,555               $0                $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)                   $184,761           $98,270           $90,281               $0           $14,392

Total                             $1,277,011        $4,445,292        $1,203,924             $132           $69,411

* Figures shown are for the period February 17, 2004 through August 31, 2004.


                 ALLIANCE BERNSTEIN WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
            For the Period September 2, 2003 through August 31, 2004


    CATEGORY OF EXPENSE      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   CLASS R SHARES*   ADVISOR CLASS SHARES
------------------------------------------------------------------------------------------------------------------------

Advertising/Marketing                   $787              $957              $456               $0                $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                  $6,254            $4,759            $4,156               $0            $4,035

Compensation to
Underwriters                        $106,162           $72,621           $55,758               $0           $52,175

Compensation to Dealers             $223,988        $2,144,511          $483,179               $0           $18,092

Compensation to Sales
Personnel                           $256,520          $138,825          $122,855               $0           $78,225

Interest, Carrying or
Other Financing Charges                   $0           $49,506            $7,293               $0                $0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)                   $119,007           $85,598           $64,388               $0           $44,738

Total                               $712,718        $2,496,777          $738,085               $0          $197,265

* Figures shown are for the period February 17, 2004 through August 31, 2004.


CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street Bank") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.

TRANSFER AGENCY ARRANGEMENTS

         Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Class R shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Class R shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges ("CDSCs"). For the fiscal year or period ended August 31, 2004, the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy paid AGIS $142,634, $224,968, $20,084, $65,982, $150,592 and $115,484, respectively, in transfer agency fees.

         AGIS acts as the transfer agent for the Strategies. AGIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

         Many Strategy shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

         Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in the Prospectus under the heading "Investing in the Strategies."

GENERAL

         Shares of the Strategies are offered on a continuous basis at a price equal to their net asset value, plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. All of the classes of shares of each Strategy, except the Advisor Class shares and Class I shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Investors may purchase shares of the Strategies through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Strategies' shares may receive differing compensation for selling different classes of shares.

         In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Trustees of The AllianceBernstein Portfolios have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of the Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

            Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its net asset value at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its net asset value. While there is no assurance, the trategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

            POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies will seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

          o APPLICATIONS OF SURVEILLANCE PROCEDURES ANDRESTRICTIONS TO OMNIBUS ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies seek to apply their surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Strategies, the Strategies will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Strategy will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

            RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

            LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

         Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

         The public offering price of shares of the Strategies is their net asset value, plus, in the case of Class A shares, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

         The respective net asset values of the various classes of shares of a Strategy are expected to be substantially the same. However, the net asset values of the Class B, Class C, Class R, Class K and Class I shares will generally be slightly lower than the net asset value of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

         The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time on a Strategy business day are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the shareholder, and to avoid unnecessary expense to the Strategy, certificates representing shares of the Strategy are not issued except upon written request to the Strategy by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Strategy.

         The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Strategies. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Strategy on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Strategy. The Principal Underwriter pays a discount or commission to financial intermediaries in connection with their sale of shares of the Strategies, as described above. In addition to this discount or commission, the Principal Underwriter may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Strategies. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.


         Each class of shares of a Strategy represents an interest in the same portfolio of investments of the relevant Strategy, have the same rights and are identical in all respects, except that (i) Class A shares of each Strategy bear the expense of the initial sales charge (or CDSC when applicable) and Class B and Class C shares of each Strategy bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Strategy each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Strategy, and Advisor Class shares and Class I shares do not bear such a fee (iii) Class B shares and Class C shares of each Strategy bear higher transfer agency costs than those borne by Class A shares, Class R shares, Advisor Class shares, Class K shares and Class I shares of each

Strategy, (iv) Class B and Advisor Class shares of each Strategy are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R shares and Class K shares of each Strategy has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Strategy, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Strategy because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

ALTERNATIVE PURCHASE ARRANGEMENTS

         CLASSES A, B AND C SHARES. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 of Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

         During the fiscal year ended August 31, 2004, the period May 1, 2003 through August 31, 2003, and the fiscal year ended April 30, 2003, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy were $447,236, $32,844 and $97,893, respectively. Of those amounts, the Principal Underwriter retained $39,024, $1,364 and $2,727, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2004, its period May 1, 2003 through August 31, 2003 and its fiscal year ended April 30, 2003, the Principal Underwriter received CDSCs of $1,738, $1,304 and $2,818, respectively, on Class A shares, $115,852, $29,469 and $126,119, respectively, on Class B shares and $3,278, $487 and $497, respectively, on Class C shares.

         During the fiscal year ended August 31, 2004, the period May 1, 2003 through August 31, 2003, and the fiscal year ended April 30, 2003, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy were $1,304,783, $14,401 and $51,637, respectively. Of those amounts, the Principal Underwriter retained $98,586, $536 and $1,109, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2004, its period May 1, 2003 through August 31, 2003 and its fiscal year ended April 30, 2003, the Principal Underwriter received CDSCs of $6,662, $353 and $2,500, respectively, on Class A shares, $53,538, $8,873 and $76,532, respectively, on Class B shares, and $11,017, $89 and $488, respectively, on Class C shares.

         During the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy was $518,146. Of that amount, the Principal Underwriter retained

$38,125, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $0 on Class A shares, $9,705 on Class B shares, and $3,868 on Class C shares.

         During the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Preservation Strategy was $1,194,226. Of that amount, the Principal Underwriter retained $80,119, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $124 on Class A shares, $43,517 on Class B shares, and $7,975 on Class C shares.

         During the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Balanced Wealth Strategy was $3,891,938. Of that amount, the Principal Underwriter retained $273,845, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $300 on Class A shares, $91,965 on Class B shares, and $27,129 on Class C shares.

         During the period September 2, 2003 through August 31, 2004, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Appreciation Strategy was $2,054,764. Of that amount, the Principal Underwriter retained $137,447, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's period September 2, 2003 through August 31, 2004, the Principal Underwriter received CDSCs of $4 on Class A shares, $41,253 on Class B shares, and $12,079 on Class C shares.

         CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:



          AMOUNT OF PURCHASE               AS % OF NET AMOUNT        AS % OF THE PUBLIC       DISCOUNT OF COMMISSION
                                                INVESTED               OFFERING PRICE        TO DEALERS OF AGENTS OR
                                                                                               AGENTS OF UP TO % OF
                                                                                                  OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------
Up to $100,000                                   4.44%                      4.25%                     4.00%
$100,000 up to $250,000                          3.36%                      3.25%                     3.00%
$250,000 up to $500,000                          2.30%                      2.25%                     2.00%
$500,000 up to $1,000,000*                       1.78%                      1.75%                     1.50%

----------------------------------------------------------------------------------------------------------------------
* There is no initial sales charge on transactions of $1,000,000 or more.


         All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature". The Strategies receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

         Class A Shares - Sales at Net Asset Value. Each Strategy may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

                 (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management Division;

                 (ii) present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

                 (iii) officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;

                 (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

                 (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."


         CLASS B SHARES. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

         CONVERSION FEATURE. Class B shares will automatically convert to Class A shares on the tenth Strategy business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and, following conversion, such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares. See "Shareholder Services - Exchange Privilege."

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

         CLASS C SHARES. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees than Class A shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

            CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.


                                                              CONTINGENT DEFERRED SALES CHARGE FOR THE STRATEGIES AS
              YEARS SINCE SUBJECT TO PURCHASE                         A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------------------------------------------------------
                           First                                                      4.00%
                          Second                                                      3.00%
                           Third                                                      2.00%
                          Fourth                                                      1.00%
                           Fifth                                                       None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption consists first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant AllianceBernstein Mutual Fund purchased.

            Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Strategies in connection with the sale of the shares of the Strategies, such as the payment of compensation to selected dealers and agents for selling shares of the Strategies. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

            CLASS R SHARES. Class R shares are offered only to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of a Strategy. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

            CLASS K SHARES. Class K shares are available at net asset value to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of a Strategy. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a 0.25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

            CLASS I SHARES. Class I shares are available at net asset value to all group retirement plans that have plan assets in excess of $10 million and have plan level or omnibus accounts held on the books of a Strategy and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

         ADVISOR CLASS SHARES. Advisor Class shares of a Strategy may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "- Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C or Class R shares.

         CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES. Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares - Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy during the calendar month following the month in which the Strategy is informed of the occurrence of the Conversion Event. The Strategy will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

ALTERNATIVE PURCHASE ARRANGEMENTS - GROUP RETIREMENT PLANS

         Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through group retirement plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


         CLASS A SHARES. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. When a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million or, for Strategies that don't offer Class R shares, to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of

Class A shares at NAV) other than the service fee paid pursuant to a Strategy's distribution service plan.

         CLASS B SHARES. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

         CLASS C SHARES. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

         CLASS R SHARES. Class R shares are available to certain group retirement plans with plan assets of at least $1 million to $10 million. Such plans are not eligible to purchase Class A shares. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

         CLASS K SHARES. Class K shares are available to certain group retirement plans with plan assets of $1 million to $10 million. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a 0.25% distribution fee.

         CLASS I SHARES. Class I shares are available to certain group retirement plans with pan assets of at least $10 million. Class I shares are not subject to an initial sales charge, CDSC or distribution fee.

         CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

         It is expected that Strategies offering Class R, Class K and Class I shares will eventually offer no other classes of shares to group retirement plans. Currently, Strategies offering Class R, Class K and Class I shares also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class I shares, if eligible, rather than Class A shares.

         In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

         o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

         o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

         o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

         Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

         As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

SALES CHARGE REDUCTION PROGRAMS

         The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

         COMBINED PURCHASE PRIVILEGE. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain
Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
   -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth and Income Fund, Inc.
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio

  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

         Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

              (i)          the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Strategy held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

         LETTER OF INTENT. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Strategy, the investor and the investor's spouse each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

         REINSTATEMENT PRIVILEGE. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Strategy at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this SAI.

         DIVIDEND REINVESTMENT PROGRAM. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

         DIVIDEND DIRECTION PLAN. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of a Strategy having a current net asset value of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

         Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Strategy.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Subscription Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC WAIVER FOR CLASS B SHARES AND CLASS C SHARES. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

         Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

         Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

         In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

         In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

         In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

         In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

         In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Strategies, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

o        upfront sales commissions

o        12b-1 fees

o        additional distribution support

o        defrayal of costs for educational seminars and training

o payments related to providing shareholder record-keeping and/or transfer agency services

         Please read the Prospectuses carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

         In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

         For 2004, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20 million. In 2003, ABIRM paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

         A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

         The Strategies and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Arrangements" above. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Operating Expenses" in the Prospectus.

         If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

         Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

         ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         A.G. Edwards
         AIG SunAmerica
         American Express Financial Advisors
         AXA Advisors
         Banc of America
         Bank One Securities Corp.
         Charles Schwab
         Chase Investment Services
         Citicorp Investment Services
         Citigroup Global Markets
         Commonwealth Financial
         ING Advisors Network
         Legg Mason
         Linsco Private Ledger
         Merrill Lynch
         Morgan Stanley
         National Financial
         NPH Holdings
         Oppenheimer
         Piper Jaffray
         Raymond James
         RBC Dain Rauscher
         Securities America
         UBS Financial
         Wachovia Securities
         Wells Fargo
         WM Financial

          Although the Strategies may use brokers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

         The following information supplements that set forth in the Strategies' Prospectus under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Strategy's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

REDEMPTION

         Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. Except for any CDSC which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.

         Payment of the redemption price will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

         To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Strategy shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Strategy business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

         TELEPHONE REDEMPTIONS - GENERAL. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Strategies, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Strategies may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the selected dealer or agent. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Strategies nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any). Normally, if shares of the Strategies are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Strategies as described above with respect to financial intermediaries is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

GENERAL

         The Strategies reserve the right to close out an account that through redemption has remained below $200 for 90 consecutive days. The relevant shareholder will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of the Strategies recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Strategies' Prospectus under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

         If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any Alliance Mutual Fund and
(iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of any AllianceBernstein Mutual Fund for Advisor Class shares of any other AllianceBernstein Mutual Fund, including the Strategies. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Strategy business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Strategy shareholder, and the shareholder's financial intermediary as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time, on a Strategy business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Strategy business day.

         None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right to reject any order to acquire its shares through exchange or, at any time on 60 days' notice to its shareholders, otherwise to modify, restrict or terminate the exchange privilege.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

         The Alliance Capital Pricing & Valuation Group (the "Pricing Group") is charged with the responsibility to implement Alliance's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board of Trustees.

         The net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's net asset value is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the Pricing Policies. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Strategy securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.

         Listed put or call options purchased by a Strategy are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

         All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Strategy or the Board of Trustees.

            The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trustees of the AllianceBernstein Portfolios. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to their oversight, the Trustees have delegated responsibility for valuing a Strategy's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

         The Board of Trustees may suspend the determination of a Strategy's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining each Strategy's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares will be invested together in a single portfolio for each Strategy. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K and Class I shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         SCOPE OF DISCUSSION. The following discussion addresses certain U.S. federal income tax issues concerning the Strategies and the purchase, ownership, and disposition of Strategy shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Strategy shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND DISTRIBUTIONS

         TAXATION OF EACH STRATEGY. Each Strategy is treated as a separate taxable entity for U.S. federal income tax purposes. Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

         In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Strategy must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

         (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Strategy's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Strategy's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Strategy's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Strategy controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Strategy's investments in loan participations, if any, the Strategy shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

         In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. This provision will first apply to the Strategies in their taxable years beginning September 1, 2005. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

         If a Strategy qualifies as a regulated investment company that is accorded special tax treatment, the Strategy will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

         If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Strategy would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Strategy could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         In addition, if a Strategy fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Strategy is permitted so to elect and so elects), plus any retained amount from the prior year, the Strategy will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Strategy in January of a year generally is deemed to have been paid by the Strategy on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Strategies intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         STRATEGY DISTRIBUTIONS. Distributions of net investment income made by any of the Strategies are generally taxable to U.S. shareholders as ordinary income (see "Exempt-Interest Dividends" below for special rules applying to certain distributions made by the AllianceBernstein Tax-Managed Balanced Wealth

Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Strategy before the shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

         Taxes on distributions of capital gains are determined by how long the Strategy owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Strategy. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated by the Strategy as capital gain dividends ("Capital Gain Dividends") will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Strategy owned for one year or less will be taxable to U.S. shareholders as ordinary income.

         For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Strategy shareholder to be qualified dividend income, the Strategy must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Strategy `s shares. A dividend will not be treated as qualified dividend income (at either the Strategy or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

         In general, distributions of investment income designated by a Strategy as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Strategy's shares. In any event, if the qualified dividends received by a Strategy during any taxable year are 95% or more of its gross income, then 100% of the Strategy's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         Although each Strategy may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Strategies emphasizing equity investments - for example, the AllianceBernstein Wealth Appreciation Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy - are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Strategy's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Strategies are likely to be designated as qualified dividend income.

         Any dividend or distribution received by a U.S. shareholder on shares of one of the Strategies (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

         EXEMPT-INTEREST DIVIDENDS. Distributions that the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Wealth Preservation Strategy properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders' gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because they intend to qualify to pay exempt-interest dividends, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy may be limited in their respective abilities to enter into taxable transactions
(for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

         Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Wealth Preservation Strategy is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Strategy's total distributions (not including distributions from net long- term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy will inform their respective investors within 60 days of the Strategy's fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Strategy's income that was tax-exempt during the period covered by the distribution.

         The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         DIVIDENDS RECEIVED DEDUCTION. Corporate U.S. shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Strategy distribution representing certain dividends received by the

Strategy from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

         Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Strategies.

         RETURN OF CAPITAL DISTRIBUTIONS. If a Strategy makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

         Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Strategy's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's net asset value also reflects unrealized losses.

         REDEMPTIONS, SALES, AND EXCHANGES OF SHARES. Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Strategy shares will be disallowed if other shares of the same Strategy are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. Each Strategy may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Strategy.

         Certain of each Strategy's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Strategy's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Strategy's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Strategy could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Strategy making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Strategy may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Strategy are shown in the notes to the financial statements incorporated by reference into this SAI.

         FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Each Strategy may enter transactions in foreign currencies, foreign currency- denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         With respect to each of the Strategies, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Strategy's recognition of ordinary income and affect the timing or amount of the Strategy's distributions. None of the Strategies expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Strategy.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by a Strategy in certain "passive foreign investment companies" ("PFICs") could potentially subject the Strategy to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Strategy shareholders. However, the Strategy may elect to avoid the imposition of that tax. For example, the Strategy may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Strategy will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Strategy also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Strategy's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Strategy to avoid taxation. Making either of these elections therefore may require the Strategy to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Strategy's total return. As mentioned above, dividends paid by PFICs are not eligible to be treated as "qualified dividend income."

         SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. A dividend or distribution with respect to shares of a Strategy held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Strategy as an investment through such plans and the precise effect of and investment on their particular tax situation.

         UNRELATED BUSINESS TAXABLE INCOME. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Strategies, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Strategy holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Strategy.

         NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by a Strategy to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Strategy, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Strategy. If a Strategy invests in a regulated investment company that pays such distributions to the Strategy, such distributions will retain their character as not subject to withholding when paid by the Strategy to its foreign shareholders. This provision will first apply to the Strategies (1) with respect to their direct portfolio investments in their taxable years beginning September 1, 2005 and, (2) with respect to the Strategies' investments in other regulated investment companies, with respect to Distributions from such regulated investment companies in the taxable years of such regulated investment companies beginning after December 31, 2004 that are received by a Strategy in its taxable year beginning on September 1, 2005. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

         If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

         The 2004 Act modifies the tax treatment of distributions from a Strategy that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. A Strategy that invests in a regulated investment company will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

         Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Strategy or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Strategies beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

         BACKUP WITHHOLDING. Each Strategy generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Strategy that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

         TAX SHELTER REGULATIONS. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the I.R.S. a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Strategy in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Strategy in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Strategies. Shareholders in a Strategy may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.


--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF THE TRUST

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Strategies, the other portfolio of the Trust is the AllianceBernstein Growth Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of any Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K and Class I shares of each Strategy and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Strategy. The underlying assets of each Strategy and each class of shares thereof are segregated and are charged with the expenses with respect to that Strategy and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Strategy's assets and, upon redeeming shares, will receive the then-current net asset value of the Strategy represented by the redeemed shares less any applicable CDSC. Each Strategy is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategies, and additional classes of shares within each Strategy. If an additional portfolio or class were established in either Strategy, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B, Class C, Class R, Class K and Class I shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R, Class K and Class I shares of the Strategies bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of each Strategy votes separately with respect to the Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Strategy, are entitled to receive the net assets of the Strategy.


CODES OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

         The Strategies, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies. The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

         Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Strategies believe that the ideas of Alliance's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

         Alliance has adopted, on behalf of the Strategies, policies and procedures relating to disclosure of the Strategies' portfolio securities. The policies and procedures relating to disclosure of the Strategies' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Strategies' operations or useful to the Strategies' shareholders without compromising the integrity or performance of the Strategies. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategies and their shareholders) are met, the Strategies do not provide or permit others to provide information about the Strategies' portfolio holdings on a selective basis.

         The Strategies include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required be federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Strategies' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Strategy, the market value of the applicable Strategy's holdings and the percentage of the applicable Strategy's assets represented by the applicable Strategy's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities a Strategy holds, a summary of a Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding) and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

         Alliance may distribute or authorize the distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Strategies. In addition, Alliance may distribute or authorize distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Strategies' service providers who require access to the information in order to fulfill their contractual duties relating to the Strategies, to facilitate the review of the Strategies by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. Alliance does not expect to disclose information about the Strategies' portfolio holdings that is not publicly available to the Strategies' individual or institutional investors or to intermediaries that distribute the Strategies' shares. Information may be disclosed with any frequency and any lag, as appropriate.

         Before any non-public disclosure of information about the Strategies' portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that a Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

         Alliance has established procedures to ensure that the Strategies' portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Strategy and is in the best interest of the Strategy's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the applicable Strategy's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

         In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Strategies' portfolio holdings: (i) the Strategies' independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategies' custodian in connection with its custody of the Strategies' assets; (iv) ISS for proxy voting services; and
(v) data aggregators, such as Vestek Information may be provided to these parties at any time with no time la. Each of these parties is contractually and ethically prohibited from sharing the Strategies' portfolio holdings information unless specifically authorized.

CAPITALIZATION

         The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Strategies, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Strategies. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Strategies when duly issues will be fully paid and non-assessable.

         At the close of business on December 3, 2004, there were 48,382,178.648 shares of common stock of the AllianceBernstein Balanced Wealth Strategy, including 22,463,428.044 Class A shares, 14,336,634.756 Class B shares, 9,943,263.807 Class C shares, 8,602.229 Class R shares and 1,631,249.812 Advisor
Class shares.

         At the close of business on December 3, 2004, there were 28,501,740.355 shares of common stock of the AllianceBernstein Wealth Appreciation Strategy, including 10,847,726.798 Class A shares, 8,145,046.792 Class B shares, 5,664,978.91 Class C shares, 894.88 Class R shares and 3,643,092.975 Advisor Class shares.

         At the close of business on December 3, 2004, there were 20,027,382.404 shares of common stock of the AllianceBernstein Wealth Preservation Strategy, including 8,301,294.211 Class A shares, 4,541,820.662 Class B shares, 4,695,337.836 Class C shares, 1,087.444 Class R shares and 2,487,842.351 Advisor
Class shares.

         At the close of business on December 3, 2004, there were 17,826,579.625 shares of common stock of the AllianceBernstein Tax-Managed Balanced Wealth Strategy, including 9,765,319.184 Class A shares, 4,918,887.729 Class B shares, 2,960,153.896 Class C shares and 182,218.816 Advisor Class shares.

         At the close of business on December 3, 2004, there were 12,017,408.205 shares of common stock of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, including 5,668,136.573 Class A shares, 4,217,189.987 Class B shares, 2,095,550.151 Class C shares and 36,531.494 Advisor Class shares.

         At the close of business on December 3, 2004, there were 6,271,406.682 shares of common stock of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, including 3,111,120.421 Class A shares, 1,504,143.312 Class B shares, 1,483,979.359 Class C shares and 172,165.59 Advisor Class shares.

         Persons who owned of record or beneficially more than 25% of any class of a Strategy's outstanding shares are deemed to "control" such class.

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                             5% Beneficial Ownership
                             As of December 3, 2004

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                5,092,893.254              22.94%
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                2,331,769.267              16.36%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                          862,341.926                6.05%
A/C #1699-0135
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S                                      1,214,338.567              8.52%
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484


CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                979,901.382                9.91%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                      3,434,343.759              34.73%
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

Merrill Lynch                               360,150.818                22.08%
Attn: Fund Admin (97LS1)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6486

Trust for Profit Sharing Plan               532,136.492                32.62%
For Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

PIMS/Prudential Retirement                  534,330.572                32.76%
As Nominee for the TTEE/Cust Pl 007
Alliance Capital Management
300 International Parkway, Suite 270
Heathrow, FL 32748-5028

CLASS R SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Alliance Capital Management L.P.            909.918                    9.71%
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

Reliance Trust Co., Custodian               8,461.3470                 90.29%
FBO Shelor Motor Mile
P.O. Box 48529 Atlanta, GA 30362-1529

                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                             5% Beneficial Ownership
                             As of December 3, 2004

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                2,349,594.815              21.70%
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                1,294,536.768              15.94%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                      676,293.116                8.33%
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets                    527,667.63                 6.50%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

First Clearing LLC                          502,359.554                6.19%
A/C #1699-0135
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S                                      1,879,115.485              33.34%
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                773,796.588                13.73%
P.O. Box 2052
Jersey City, NJ 07303-2052

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

PIMS/Prudential Retirement                  1,682,468.637              46.18%
As Nominee for the TTEE/Cust Pl 007
Alliance Capital Management
300 International Parkway, Suite 270
Heathrow, FL 32746-5028

Trust for Profit Sharing Plan               1,265.154.715              34.73%
For Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

Merrill Lynch                               300,751.046                8.26%
Attn: Fund Admin (97LS1)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6486

CLASS R SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Alliance Capital Management L.P.            885.74                     54.33%
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

Reliance Trust Co., Custodian               735.296                    45.11%
FBO Shelor Motor Mile
P.O. Box 48529 Atlanta, GA 30362-1529

                 ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
                             5% Beneficial Ownership
                             As of December 3, 2004

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                2,390,760.262              29.30%
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                909,554.479                20.15%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                          338,713.199                7.50%
A/C #1699-0135
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S                                      289,024.427                6.40%
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets                    248,674.084                5.51%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S                                      1,001,655.577              21.66%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B79)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                964,848.757                20.86%
P.O. Box 2052
Jersey City, NJ 07303-2052

Dean Witter Reynolds                        262,775.334                5.68%
Attn:  Mutual Fund Operations
2 Harborside Plaza Second Floor
New Jersey City, NJ  07311

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

Alliance Capital Management L.P.            1,481,608.281              59.55%
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

PIMS/Prudential Retirement                  563,920.439                22.67%
As Nominee for the TTEE/Cust Pl 007
Alliance Capital Management
300 International Parkway, Suite 270
Heathrow, FL 32746-5028

Trust for Profit Sharing Plan               289,421.216                11.63%
For Employees of Alliance
Capital Management L.P. Plan A
Attn:  Diana Marotta, Fl. 31
1345 Avenue of the Americas
New York, NY  10105

CLASS R SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Alliance Capital Management L.P.            938.086                    86.27%
Attn:  Raymond Cardosi
1 North Lexington Avenue
White Plains, NY 10601-1712

Reliance Trust Co., Custodian               149.358                    13.73%
FBO Shelor Motor Mile
P.O. Box 48529 Atlanta, GA 30362-1529

             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                             5% Beneficial Ownership
                             As of December 3, 2004

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                2,863,194.013              29.48%
P.O. Box 2052
Jersey City, NJ 07303-2052

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S                                      766,759.577                26.11%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B80)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                406,978.652                13.86%
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets                    161,710.046                5.51%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

ADVISOR CLASS                               NO. OF SHARES              % OF
-------------                               -------------              ----

Wells Fargo Investments LLC                 65,590.182                 36.00%
A/C 7140-2380
608 2nd Avenue S Fl 8
Minneapolis, MN  55402-1916

Pershing LLC                                39,598.992                 21.73%
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch                               13,148.093                 7.22%
Attn: Fund Admin (97LS1)
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL   32246-6486

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                             5% Beneficial Ownership
                             As of December 3, 2004

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                1,261,178.732              40.57%
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc Inc.                  179,051.030                5.76%
FBO Manors Real Estate
BIN# 48487393
880 Carillon Pkwy
St. Petersburg, FL  33716-1100

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                289,481.590                19.25%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                      103,276.024                6.87%
For the Sole Benefit of its
Customers
Attn: Fund Admin, (97B86)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Dean Witter Reynolds                        78,266.104                 5.21%
Attn:  Mutual Fund Operations
2 Harborside Plaza Second Floor
New Jersey City, NJ  07311


CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S                                      488,177.054                32.95%
For the sole benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                247,326.639                16.69%
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets                    89,047.254                 6.01%
House Account
Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402

ADVISOR CLASS                               NO. OF SHARES              % OF
-------------                               -------------              ----

Merrill Lynch                               74,985.823                 43.55%
Attn: Fund Admin (97LS1)
4800 Deer Lake Dr. East 2nd Flr
Jacksonville, FL   32246-6486

Pershing LLC                                37,858.78                  21.99%
PO Box 2052
Jersey City, NJ  07303-2052

Bonnie E. Orlowski &                        18,766.949                 10.90%
Frank P. Orlowski JTWROS
1623 Third Avenue #28F
New York, NY 10128-3663

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                             5% Beneficial Ownership
                             As of December 3, 2004

CLASS A SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                1,892,196.927              33.43%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                      358,004.090                6.33%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B85)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

CLASS B SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

Pershing LLC                                705,982.707                16.71%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S                                      468,677.473                11.10%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B86)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

First Clearing LLC                          303,213.129                7.18%
A/C #1699-0135
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

CLASS C SHARES                              NO. OF SHARES              % OF
--------------                              -------------              ----

MLPF&S                                      567,582.655                27.09%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B87)
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                292,833.825                13.97%
P.O. Box 2052
Jersey City, NJ 07303-2052

ADVISOR CLASS SHARES                        NO. OF SHARES              % OF
--------------------                        -------------              ----

Merrill Lynch                               12,015.301                 32.94%
Attn: Fund Admin (97LS1)
4800 Deer Lake Dr. East 2nd Flr
Jacksonville, FL   32246-6486

Pershing LLC                                11,265.506                 30.89%
P.O. Box 2052
Jersey City, NJ 07303-2052

Bear Stearns Securities Corp.               4,176.347                  11.45%
FBO 657-02044-19
1 Metrotech Center North
Brooklyn, NY  11201-3870

Mary Ellen Halpin IOD                       2,985.075                  6.18%
Christopher Halpin
Subject to STA TDO Rules
199 Kings Highway
Hackettstown, NJ  11201-3870

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Strategy and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Strategy will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Strategies' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.

         The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and

Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The financial statements of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Tax-Managed Balanced Wealth Strategy for the fiscal year ended August 31, 2004, and the financial statements of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy for the period September 2, 2003 through August 31, 2004, which are incorporated herein by reference to the Strategies' Annual Reports for the fiscal year or period ended August 31, 2004, have been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year or period, as stated in its report appearing therein, and have been so incorporated in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

         This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The Report of Independent Registered Public Accounting Firm and financial statements of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy included in such Strategies' Annual Report for the fiscal year or period ended August 31, 2004 (the "Tax-Managed Annual Report") are incorporated herein by reference to the Tax-Managed Annual Report.

         The Report of Independent Registered Public Accounting Firm and financial statements of the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy included in such Strategies' Annual Report for the period ended August 31, 2004 (the "Non-Tax-Managed Annual Report") are incorporated herein by reference to the Non-Tax-Managed Annual Report.

         Copies of the Tax-Managed Annual Report and the Non-Tax-Managed Annual Report are available without charge upon request by calling AGIS at (800) 227-4618.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

              Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

              A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

              Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

              Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

              C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

              Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

              Descriptions of the bond ratings of Standard & Poor's are as follows:

              AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

              BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

              C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

              D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

              The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                 VOTING PROXIES


INTRODUCTION

         As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

         This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

         This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

         Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

         Appointment of Independent Registered Public Accounting Firm: Alliance Capital believes that the company remains in the best position to choose the independent registered public accounting firm and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent registered public accounting firm performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of an independent registered public accounting firm if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the independent registered public accounting firm.

         Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

         Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

         Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

         Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

         Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

         Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

         Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING COMMITTEES

         Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

         Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

         Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

         Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.